UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2021 (September 16, 2021)

CGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1111 South Roop Street, #100

Carson City, NV 89702

Tel: +52 55 5360 6890

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

CGS INTERNATIONAL, INC.

Form 8-K

Current Report

Item 8.01 Other Events.

Change in Transfer Agent

On September 16, 2021, CGS International, Inc., a Nevada corporation (the “Company”), entered into a Transfer Agent Agreement (the “Agreement”) with Olde Monmouth Stock Transfer Co. Inc. (“OMST”). Pursuant to the Agreement, the Company engaged and appointed OMST to serve as the Company’s transfer agent. Also on September 16, 2021, the Company also terminated its relationship with Action Stock Transfer Corp. as the former transfer agent of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CGS INTERNATIONAL, INC.

Dated: October 1, 2021	/s/ Francisco Ariel Acosta
By: Francisco Ariel Acosta
Its: Chief Executive Officer

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